UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2006

BREDA TELEPHONE CORP.
(Exact name of registrant as specified in its charter)

Iowa (State or other jurisdiction of incorporation)	0-26525 (Commission File Number)	42-0895882 (IRS Employer Identification No.)

112 East Main, P.O. Box 190, Breda, Iowa (Address of principal executive offices)	51436 (Zip Code)

Registrant’s telephone number, including area code: (712) 673-2311

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Robert Boeckman resigned his position as Breda’s chief operations officer and co-chief executive officer on March 14, 2006, effective on March 14, 2006.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREDA TELEPHONE CORP.

Date: March 17, 2006	By:	s/s Jane Morlok ——————————————— Jane Morlok, Chief Financial Officer and Co-Chief Executive Officer